Exhibit 99.1
Transforming Lives Glycobiology-based Therapeutics March 2024 | NASDAQ: GLYC Exhibit 99.1

2 • To the extent that statements contained in this presentation are not descriptions of historical facts, they are forward-looking statements reflecting the current beliefs and expectations of the management of GlycoMimetics, Inc. (“GlycoMimetics,” “we,” “us,” or “our”). Forward-looking statements contained in this presentation may include, but are not limited to: (i) the expected or projected timing of events and data readout from ongoing Phase 3 clinical trials of uproleselan; (ii) the planned or potential clinical development and potential indications, benefits and impact of our drug candidates, including uproleselan and GMI-1687; (iii) the timing of receipt of clinical data; (iv) the potential safety, efficacy or clinical utility of our drug candidates; (v) the size of patient populations targeted by drug candidates we or our collaborators develop; (vi) market adoption of our potential drug candidates by payors, physicians and patients, including potential market opportunity; (vii) the likelihood and timing of regulatory filings, approvals or other anticipated interactions with regulatory authorities; (viii) our business and product development strategies, including our cash needs and expected cash runway; and (ix) any other statement containing terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “intends,” or “continue,” or the negative of these terms or other comparable terminology. • Forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, performance, or achievements to be materially different from those discussed, implied or otherwise anticipated by such statements. You are cautioned not to place undue reliance on such forward-looking statements, which are current only as of the date of this presentation. Examples of risks, uncertainties and factors that may cause differences between our expectations and actual results include unexpected safety or efficacy data, unexpected side effects observed during preclinical studies or in clinical trials, whether results of early clinical trials will be indicative of results from later clinical trials, changes in expected or existing competition or additional market research that may cause our expectations about market opportunity to change, changes in the regulatory environment for our drug candidates, failure of our collaborators to support or advance our collaborations or drug candidates, our need for future capital, the inability to adequately protect our intellectual property, and becoming a party to litigation or other disputes. For a further description of the risks associated with forward-looking statements, as well as other risks facing GlycoMimetics, please see the risk factors described in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 29, 2023, as well as other reports we file with the U.S. Securities and Exchange Commission from time to time, including those factors discussed under the caption “Risk Factors” in such filings. Forward-looking statements speak only as of the date of this presentation, and GlycoMimetics undertakes no obligation to update or revise these statements, except as may be required by law. Forward-Looking Statements

• Fully enrolled Phase 3 trial in R/R AML (n=388), time-based analysis of OS with patient data cutoff end Q1 2024; topline results expected in Q2 2024 • Fully enrolled Phase 2 trial in front-line AML (n=267) ongoing, NCI-sponsored • Ongoing IITs in other AML populations. Preliminary data presented at ASH 2022/2023 • Novel MOA/first-in-class → potential broad utility with Breakthrough Therapy, Fast Track, and Orphan designations • Novel small molecules inhibit carbohydrate signaling • Potential application in multiple inflammatory diseases • GMI-1687 • Phase 1a trial in healthy volunteers completed • Initial indication: treatment of sickle cell disease (SCD) vaso-occlusive crisis (VOC) • Being developed for self-administration at time of VOC • Galectins • Targeting fibrotic diseases • First oral Galectin-3 antagonist • Multiple Key Leadership Hires in Last Year → purpose-driven biotechnology team • Deep expertise in regulatory, technical operations, medical and commercialization across hem/onc therapies • Cash runway through Q4 2024 Near-Term Catalysts and Promising, Glycobiology-based Pipeline 3 Uproleselan: Multiple Late-Stage Clinical Trials Promising Early-Stage Pipeline Targeted Operational Execution

A Portfolio of Promising Product Candidates *Partnered with Apollomics in Greater China 4 Program Therapeutic Area Discovery Preclinical Phase 1 Phase 2 Phase 3 Market SELETINS UPROLESELAN (GMI-1271)* Relapsed / Refractory AML Newly Diagnosed “Fit” AML Relapsed / Refractory Pediatric AML GMI-1687* SCD Vaso-occlusive Crisis and Inflammatory diseases GALECTINS GMI-2093 Fibrosis and Oncology Time based data cutoff end Q1 2024, data in Q2 2024 Fully enrolled 267 patients Dec 2021 Ph1 by NCI dosed 1st patient Ph1a completed Lead declared March 2022

Breakthrough Therapy Designation in AML Uproleselan (GMI-1271)

1. SEER 2022 Statistics 6 Significant Unmet Medical Need In AML1 21,450 New Cases All Other Leukemias 20,380 New AML Cases All Other Leukemias American Cancer Society. Cancer Facts and Figures 2023. Atlanta: American Cancer Society; 2023. Accessed May 10, 2023. https://www.cancer.org/content/dam/cancer-org/research/cancer-facts-and-statistics/annual-cancer-facts-and-figures/2023/2023-cancer-facts-and-figures.pdf. ESTIMATED NEW CASES (2023) 70.6 88.0 71.3 31.7 0 10 20 30 40 50 60 70 80 90 100 CML CLL ALL AML Survival Rate % 5-YEAR RELATIVE SURVIVAL (2013 – 2019)1

Uproleselan: First-in-Class E-Selectin Antagonist for AML 7 E-selectin: ✓ Leukocyte adhesion molecule constitutively expressed on marrow endothelial cells, also inducibly expressed throughout vasculature by innate inflammatory mediators ✓ Up-regulated by AML blasts via secreted inflammatory mediators, such as TNF-alpha and IL1-beta CD62E E-selectin/E-selectin Ligand Interaction: ✓ Enables AML blast and leukemia stem cell sequestration in bone marrow ✓ Activates pro-survival NF-kB pathways ✓ E-selectin ligand sLex up-regulated on AML cells via multiple distinct drug resistance mechanisms Uproleselan, a First-in-class E-Selectin Antagonist: ✓ Releases AML blasts and leukemic stem cells from vascular sequestration, agnostic to AML mutational status ✓ Disrupts NF-kB mediated chemoresistance pathways ✓ Potential broad utility across AML

E-selectin ligand expression • Detectable in every patient tested • Higher levels in R/R patients achieving CR/CRi, MRD- and prolonged median OS 8 Phase 1/2 Results in R/R and Newly Diagnosed AML Patients 0% 10% 20% 30% 40% 50% 60% 70% 80% R/R AML (N=16) Newly Dx AML (N=9) Results Published in Blood February ‘22 AML population CR CR/CRi Median Outcome MRD-negative Relapsed / Refractory (n = 54) 35% 41% 8.8 mos OS 69% Newly Diagnosed (n = 25) 52% 72% 9.2 mos EFS 55% Percent MRD Negative

1. National Cancer Institute SEER Program. Cancer Stat Facts: Acute Myeloid Leukemia. 9 Potential Foundational Backbone Across Spectrum in AML • Improve achievement / depth of remission • Extend overall survival • Mitigate chemotherapy-related toxicity Uproleselan Value Proposition ~20,380 Newly Diagnosed AML Patients in the U.S.1 ~12K “Fit” ~8K Unfit” 12K PATIENTS/YEAR NEWLY DIAGNOSED, ELDERLY AML NCI-Sponsored Phase 2/3 Combination of Uproleselan + 7&3 8.5K PATIENTS/YEAR RELAPSED / REFRACTORY AML GLYC-Sponsored Phase 3 Combination of Uproleselan + MEC/FAI 8K PATIENTS/YEAR Recent venetoclax approval Patients eligible for intensive chemotherapy

Full realization of uproleselan’s potential across AML treatment continuum could provide access to >$4B US market opportunity Significant growth potential with indications in earlier lines of treatment Market Opportunity ($ B) R/R “Fit” Acute Myeloid Leukemia 1L “Fit” Acute Myeloid Leukemia 1L “Unfit” Acute Myeloid Leukemia Total Phase 3-Uproleselan in Combination With Chemotherapy to Treat Relapsed/Refractory Acute Myeloid Leukemia (GlycoMimetics) Phase 2/3-Uproleselan in Combination with 7+3 in Treating Patients With Acute Myeloid Leukemia Receiving Intensive Induction Chemotherapy (NCI) IIT’s UC Davis Ven/Aza/Uproleselan MDACC Cladribine/LDAC/Uproleselan ~ $1.25B market > $4B market ~ $0.65- $0.85B market ~ $1.75 - $2B market Source: Data on file; Redbook 2023 4.0 3.0 2.0 1.0 0.5 10

Uproleselan Phase 1/2 overall survival by HSCT • N=54 R/R AML patients at 10 mg/kg RP2D • Overall MRD-negative: 56% 1L, 69% R/R • 10 longest survivors all MRD-negative Meta-analysis of 81 studies (N >11,000) • MRD negativity favorably prognostic for survival • Effect independent of age, subtype, timing, method MRD Negativity and HSCT Both Favorably Prognostic 11 Overall Survival by MRD status1 Overall Survival by HSCT2 1. Short, et al. JAMA Oncology 2020 6(12): 1890-1899; 2. DeAngelo et al, Blood 2022 139(8):1135-1146.

Relapsed / Refractory AML Phase 3 Trial Design 12 Enrollment of 388 Patients Completed in November 2021; Data cutoff end Q1-2024, Topline Results to be Reported in Q2 2024 KEY ELIGIBILITY CRITERIA • ≥18 and ≤75 years in age • AML – primary refractory or first or second relapse • Eligible for intensive salvage treatment • <1 prior HSCT Placebo plus MEC or FAI (n=190) Placebo plus HiDAC or IDAC Upro plus MEC or FAI (n=190) Upro plus HiDAC or IDAC 1:1 Randomization (stratified by age, disease status and backbone chemo) Induction (1 Cycle) Consolidation (Up to 3 Cycles) Follow-Up for Overall Survival not censored for transplant. MEC: Mitoxantrone, etoposide and cytarabine FAI: Fludarabine, cytarabine and idarubicin HiDAC/IDAC: High-dose or Intermediate-dose cytarabine Randomize 1:1

388 0 50 100 150 200 250 300 350 400 0 10 20 30 40 50 60 70 80 # Subjects Randomized # Activated Sites # Activated Sites # Subjects Randomized FPFV LPFV Trial GMI-1271-301 Enrollment 13 • 380 patients planned, 388 patients enrolled • 12 patients (3%) lost to follow- up/ withdrew consent

14 Phase 3 Patient Characteristics Broadly Similar to Phase 2 301 Study | N=388 201 Study | N=66 Relapsed/Refractory Patient Demographics Age, median (range) 58 (20-75) 59 (26-84) Refractory, n (%) 129 (33%) 22 (33%) Relapsed, n (%) 259 (67%) 44 (67%) Duration of prior remission ≤6 mos 56 (22%) 18 (41%) Prior Therapies HSCT 70 (18%) 12 (18%) ≥2 Induction Regimens 63 (16%) 22 (33%) ELN Risk Category Adverse 42% 50% Intermediate 23% 17% Favorable 21% 11% Unknown 14% 22%

• June 2023 FDA clears Phase 3 time-based OS analysis after defined cutoff if 295 events not reached by that date • Clinically mature data in Q2 2024 will reflect > 3 years median follow-up and > 2 years post-transplant follow-up for the substantial majority of remaining patients that received stem cell transplants • After 2 years post-transplant, AML relapse becomes infrequent 15 Bolon YT, Atshan R, Allbee-Johnson M, Estrada-Merly N, Lee SJ. Current use and outcome of hematopoietic stem cell transplantation: CIBMTR summary slides (slide 79), 2022. FDA Clears Time-Based Analysis to Phase 3 Trial Protocol

10% 20% 30% 40% 50% 60% 70% Phase III, RCT Prospective cohort study Retrospective study Phase I or II study 18mo 16mo 14mo 12mo 10mo 8mo 6mo 4mo 2mo 0% Median OS HSCT Rates Single center (Italy); N=55; 51y Single center (Germany); N=132; 52y Intensive Chemotherapy (IC) in R/R AML 16 NOTES Scatter plot is not exhaustive but includes trials with similar populations to Phase 3 trial of uproleselan. Outcomes with intensive chemotherapy may be heavily impacted by patient. characteristics including age, ELN risk, disease status and prior therapy, and that patient numbers are small for some of the data shown. Size of bubble is proportional to sample size. Typical ~6-7 months mOS and HSCT rates ~25-30%

5.1 3.3 6.3 5.4 6.8 7.7 5.1 3.5 6.6 6.4 6.8 0 2 4 6 8 10 12 14 Lintuzumab + MEC vs. MEC Elacytarabine vs. Inv. Choice IDAC +clofarabine vs IDAC Guadecitadine vs Inv. choice Various salvage regimens Idasanutlin + IDAC vs. IDAC Upro Phase 1/ 2 ≈ 8.8 mos Follow-up period cutoff at 9.7 mons to focus on Phase 3. 15 patients (28%) in RP2D population were censored for OS 17 Historical Intensive Chemotherapy benchmarks for mOS are ~6 months Phase 3, RCT, N=191 Feldman et al, JCO 2005 Phase 3, RCT, N=381 Roboz et al, JCO 2014 Phase 3, RCT, N=320 Faderl et al, JCO 2011 retrospective review N=850+ 4 , Megias-Vericat et al, Ann Hematol 2018** Phase 3, RCT, N=302 Roboz et al, Blood 2021* Phase 3, RCT, N=447 (All comer ITT) Konopleva et al, Blood Advances 2022 mOS Historical IC benchmark ≈ 6 mos Historical OS reflects control arms Note: patient outcomes for IC eligible populations often vary depending upon patient and disease characteristics * Control group includes patients on MEC and FLAG-IDA ** All patients in this analysis received MEC Control Investigational

Duration of Follow-Up and Outcomes in Key AML Trials *Median follow-up at time of event trigger for CLAVELA and VALOR estimated from protocol and/or final results as it was not included in the publication 18 Sanofi – Clofarabine (CLASSIC I Trial); mOS 6.6 v. 6.3 mo. Roche – Idasanutlin (MIRROS Trial); mOS 6.8 v. 7.7 mo. Astellas - XOSPATA (Gilteritinib) – ADMIRAL Trial; mOS 9.3 v. 5.6 mo. Jazz - VYXEOS (CPX-351); mOS 9.5 v. 5.9 mo. 6.2 mos 6.7 mos 17.8 mos 20.7 mos Succeeded on OS Failed on OS Uproleselan 301 Trial Topline results Q2 2024 ≥37 months median follow-up (as of March 2024) Clavis – Elacytarabine (CLAVELA Trial ); mOS 3.5 v. 3.3 mo. Sunesis – Vosaroxin (VALOR Trial); mOS 7.5 v. 6.1 mo. <6 mos* ~6 mos* R/R N=388 R/R N=447 R/R N~320 R/R N=711 R/R N=381 FLT3+ R/R N=371 sAML N=309

Follow-Up Versus Outcome in Select AML Trials 19 Trial Median Survival (mos) Median Follow-up (mos) Enrolled (N) Events OS HR P-value CLAVELA 3.5 vs 3.3 mos < 6* 381 302 0.97 0.96 VALOR 7.5 vs 6.1 mos ~ 6* 711 562 0.87 0.0610 CLASSIC I 6.6 vs 6.3 mos 6.2 320 258 1.00 1.00 MIRROS 6.8 vs 7.7 mos 6.7 436 296 1.09 0.52 VIALE-A 15 vs 10 mos 20.5 433 270 0.66 < 0.001 VYXEOS 9.6 vs 6.0 mos 20.7 309 236 0.69 0.003 ADMIRAL 9.3 vs 5.6 mos 17.8 371 258 0.64 < 0.001 Uproleselan TBD >37 (Mar ‘24) 388 295 TBD TBD Longer median follow-up at time of primary analysis correlates with trials being positive *Median follow-up at time of event trigger for CLAVELA and VALOR estimated from protocol and/or final results as it was not included in the publication

1. National Cancer Institute SEER Program. Cancer Stat Facts: Acute Myeloid Leukemia. 20 Potential Foundational Backbone Across Spectrum in AML ~20,380 Newly Diagnosed AML Patients in the U.S.1 ~12K “Fit” ~8K Unfit” 12K PATIENTS/YEAR NEWLY DIAGNOSED, ELDERLY AML NCI-Sponsored Phase 2/3 Combination of Uproleselan + 7&3 8.5K PATIENTS/YEAR RELAPSED / REFRACTORY AML GLYC-Sponsored Phase 3 Combination of Uproleselan + MEC/FAI 8K PATIENTS/YEAR Recent venetoclax approval Patients eligible for intensive chemotherapy • Improve achievement / depth of remission • Extend overall survival • Mitigate chemotherapy-related toxicity Uproleselan Value Proposition

NCI / Alliance Frontline “Fit” AML Phase 2/3 Trial Design 21 Enrollment of 267 Patients in Phase 2 Portion Completed in December 2021 KEY ELIGIBILITY CRITERIA • ≥ 60 years in age • AML and fit for 7+3 • Includes sAML • Excludes FLT3+ 7&3 (n=131) IDAC Upro plus 7&3 (n=131) Upro plus IDAC Induction (1 Cycle) Consolidation (Up to 3 Cycles) Follow-Up for EFS & Phase 3 Go/No-Go 7&3: Cytarabine and daunorubicin IDAC: Intermediate-dose cytarabine Randomize 1:1

HMA Resistance is Driven by E-selectin, Broken by Uproleselan 22 Targeting E-selection with GMI-1271 Overcomes Microenvironment-mediated Resistance to Venetoclax/HMA Therapy K.H. Chang, M. Muftuoglu, W. Zhang, M. Basyal, L. Ostermann, W.E. Fogler, J.L. Magnani, M. Andreeff, 2020 Control 5-azacytidine 5-azacytidine → uproleselan KG1 AML cells were incubated for 96 hours in the absence or presence of 100 nM 5-azacytidine, labeled with calcein and allowed to adhere to E-selectin coated plates (control and 5-azacytidine above). After 45 minutes of adhesion, Uproleselan was added to the wells and fluorescence determined after 30 minutes (5-azacytidine → Uproleselan above). 358 561 55 0 100 200 300 400 500 600 700 Control 5-azacytidine 5-azacytidone + Uproleselan Fluorescence UPROLESELAN INHIBITS BINDING OF BLASTS

Uproleselan/ Venetoclax/ HMA Combination Significantly Reduces Leukemia Burden, Compared to Ven+5Aza Alone1 1. ASH December 2020 23 Venetoclax Uproleselan Ven+5Aza Combination AML-PDX FROM A VENETOCLAX / HMA RESISTANT PATIENT

A Phase I Study of Uproleselan Combined with Azacitidine and Venetoclax for the Treatment of Older or Unfit Patients with Treatment Naïve Myeloid Leukemia B.A. Jonas, J.L. Welborn, N.S. Esteghamat, R.T. Hoeg, A.S. Rosenberg, L. Molnar, A. Linh Dang-Chu, S.L. steward, and J.M. Tuscano, 2022 Publication Number: 2764 Encouraging safety and evidence of disease activity • 8 evaluable patients with poor prognosis • 6/8 (75%) were ELN 2017 adverse risk disease • 3/8 (38%) had complex cytogenetics • Data outcomes • 6/8 (75%) CR/CRi • 5/8 (63%) full CR • 1/8 (13%) CRi • 5/8 (63%) CR/CRi responses occurred with cycle 1 • 4 CR/CRi MFC MRD negative • 50% overall MRD negative rate • 67% among CR/CRi responders 24 ASH 2022/2023: First Clinical Uproleselan Data Generated Outside of GLYC-Sponsored Trials Uproleselan data from two investigator-initiated trials presented at ASH in December 2022/2023 Uproleselan added to Cladribine Plus Low Dose Cytarabine (LDAC) in Patients with Treated Secondary Myeloid Leukemia (TS-AML) E.A. Huante, H. Kantarjian, K.S. Chien, C.D. DiNardo, N. Short, A. Maiti, G. Montalban, N. Daver, J.D. Kawedia, K. Bowie, S.A. Pierce, F. Ravandi, M. Konopleva, G. Garcia Manero, and T. M. Kadia, 2023 Publication Number: 2992 39% ORR in very high-risk patient population • 18 evaluable patients • All patients had unfavorable cytogenetics and had previously received treatment with a hypomethylating agent. • 11 patients (55%) had received prior treatment with venetoclax, and five (25%) had undergone stem cell transplantation. • Data outcomes • Combination of Cladribine + LDAC with uproleselan overall well tolerated with few treatment-related AEs • Combination reduced bone marrow blasts in 13 (72%) patients • Three patients went on to receive a potentially curative hematopoietic cell transplantation (HCT) • Study investigators concluded data support this low-risk approach to marrow blast reduction and disease control in preparation for HCT

Treatment of Vaso-occlusive Crisis (VOC) in Patients with Sickle Cell Disease GMI-1687

Front. Immunol., 28 April 2021Sec. https://doi.org/10.3389/fimmu.2021.663886; Clin Hemorheol Microcirc. 2018; 68(2-3): 263–299.; Image adapted from https://www.rethinkscd.com 26 E-Selectin Mediates Multicellular Adhesion and Vaso-Occlusion Data Supporting E-Selectin Role in Cellular Adhesion and Clotting Preclinical • E-selectin leads to rolling and cell arrest • Blocking E-selectin inhibits leukocyte adhesion • Blocking E-selectin restores blood flow in animal models of vessel occlusion in sickle cell disease Clinical • sE-selectin correlates with frequency of VOC • sE-selectin correlates with poor survival • Reduced sE-selectin correlated with clinical benefit in RESET trial (time to discharge) Inflammation & Activation Multicellular Adhesion & Vaso-occlusion E-Selectin P-Selectin VASCULAR DAMAGE RBC rigidity and hemolytic byproducts promote endothelial inflammation ADHESION MOLECULE EXPRESSION Inflammation drives expression of E-selectin, an adhesion molecule MULTICELLULAR ADHESION E-selectin binds sticky clusters of blood cells that interact with endothelium VASO-OCCLUSIVE CRISIS Blood flow occlusion and resulting hypoxia leads to pain and organ damage E-selectin Antagonism Provides a Unique Therapeutic Target to Interrupt VOC in SCD patients

27 Even with Prophylactic and Gene Therapy Approaches, VOC Will Remain A Significant Unmet Medical Need Dampier et al. 2017 American Society of Hematology Annual Meeting. Abstract# 4660. N Engl J Med 2019; 381:509-51; N Engl J Med 2017; 376:429-439 SUBCLINICAL Ongoing, Silent VOCs 0-1 VOC CLINICALLY VISIBLE VOCs 2-5 VOCs 6+ VOCs 20% 50% 30% On-Demand VOC Therapies (Selected In Development) GMI-1687 E-selectin antagonist Vertex/CRISPR EXA-CEL Editas Med. EDIT-301 bluebird bio LOVO-CEL Beam Ther. BEAM-101 *Authorization revoked in EU Prophylactic Therapies 220,000 – 450,000 VOCs/year (in the era of prophylactic therapies) Multiple (generic) Hydroxyurea Pfizer Voxeletor Novartis Crizanlizumab-tmca* Pfizer Inclacumab; GBT021601 Novo Nordisk Etavopivat Agios Pharma Mitapivat APPROVED PHASE 3 Gene Therapies (In Development) First-in-class Novel MoA

28 TTRD = time to readiness for discharge; TTD = time to discharge; TTDIVO = time to discontinuation of IV opioids; CIVO = cumulative IV opioid use Dampier et al, Blood 2023 Early Treatment Resulted in Clinical Benefit For patients treated within first quartile of treatment (<26.4hrs), a meaningful, statistically significant benefit was seen across study endpoints

GMI-1687 Seeks to Empower Patients to Take Control 1 Morikis et al, Frontiers in Immunology, April 2021, Vol. 12, Article 663886 29 Lessons Learned GMI-1687 E-selectin drives VOC1 • Fast-acting, small molecule E-selectin antagonist to eliminate vaso-occlusion Early treatment in VOC is critical • Potential self-administration of GMI-1687 after patient recognizes VOC episode • 100% bioavailable in preclinical models following subcutaneous administration Deliver full dose to stop VOC • Optimize dose and regimen based on reductions in sE-selectin • Agreed to as part of FDA Pre-IND Meeting Potentially revolutionizing the treatment paradigm to on-demand disease modifying therapy Phase 1a Study Completed

Potential Treatments in Oncology, Inflammation and Fibrosis GALECTIN-3 INHIBITORS

31 The Promise of Targeting Galectins Potential to modulate the immune and inflammatory response to cancer and fibrosis Target Galectin-3 carbohydrate-binding protein Chemistry Rationally designed with proprietary platform Differentiation Compounds have high binding affinity and specificity for Galectin-3 Orally Bioavailable Central role in fibrosis and cancer • Inflammation, aberrant cell activation/proliferation, fibrogenesis • Blockade may prevent/reverse fibrosis following organ damage • Antifibrotic/antitumor activity in various disease models Relevance

FDA cleared addition of time-based final analysis to Phase 3 trial Boston Children’s Hospital initiation of pediatric Phase 1/2 trial (uproleselan, busulfan, clofarabine, fludarabine) in chemotherapy resistant AML GMI-1687 Phase 1a completed Data from ongoing IITs GMI-1687 Phase 1a data readout; Phase 1b/2 trial initiation NCI Phase 2 EFS interim analysis readout in frontline AML fit for chemo trial NCI Phase 1 uproleselan in pediatric AML Uproleselan R/R pivotal Phase 3 final analysis; topline results in Q2 2024 * Subject to enrollment and acceptances of abstract submissions 32 Recent Accomplishments and Expected News Flow* NEXT 12 MONTHS

• Fully enrolled Phase 3 trial in R/R AML (n=388), time-based analysis of OS with patient data cutoff end Q1 2024; topline results expected in Q2 2024 • Fully enrolled Phase 2 trial in front-line AML (n=267) ongoing, NCI-sponsored • Ongoing IITs in other AML populations. Preliminary data presented at ASH 2022/2023 • Novel MOA/first-in-class → potential broad utility with Breakthrough Therapy, Fast Track, and Orphan designations • Novel small molecules inhibit carbohydrate signaling • Potential application in multiple inflammatory diseases • GMI-1687 • Phase 1a trial in healthy volunteers completed • Initial indication: treatment of sickle cell disease (SCD) vaso-occlusive crisis (VOC) • Being developed for self-administration at time of VOC • Galectins • Targeting fibrotic diseases • First oral Galectin-3 antagonist • Multiple Key Leadership Hires in Last Year → purpose-driven biotechnology team • Deep expertise in regulatory, technical operations, medical and commercialization across hem/onc therapies • Cash runway through Q4 2024 Near-Term Catalysts and Promising, Glycobiology-based Pipeline 33 Uproleselan: Multiple Late-Stage Clinical Trials Promising Early-Stage Pipeline Targeted Operational Execution

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